                                                                  EXHIBIT 10.7


                                        State          Pennsylvania
                                        MSA            Erie
                                        Cell I.D.      Edinboro (ED-01)

THIS LEASE IS THE PROPERTY OF:     McCaw Cellular Communications, Inc.
                                   Legal Department
                                   5400 Carillon Point
                                   Kirkland, Washington 98033
                                   Attention:_________________________


                             SITE LEASE AGREEMENT


          THIS SITE LEASE AGREEMENT (this "Lease") is entered into this 29 day of March, 1990 between Milan John Vanco and Alice C. Vanco, a husband and wife ("Landlord") and Erie Cellular Telephone Company, a Pennsylvania General Partnership ("Tenant").

          For good and valuable consideration, the parties agree as follows:

          1. Premises. Subject to the following terms and conditions, Landlord leases to Tenant use of a portion of the real property (the "Property") described in Exhibit A attached hereto. Tenant's use of the Property shall be limited to that portion of the Property described and depicted in Exhibit B attached hereto, together with easements for access and utilities as provided herein (collectively, the "Premises"). The Premises, located at 12210 Silverthorn Road, Edinboro, Pennsylvania shall comprise at least 10,000 square feet.

          TOGETHER WITH 1) any improvements that may be located thereon 2) such rights of way and easements on, over, under, across, and through the adjoining lands of Landlord, extending from the Premises to the nearest convenient public road and of standard vehicular width a shall be necessary for ingress and egress to and from the Premises. 3) such other rights of way and easements on, over, under, across, and through the adjoining lands of Landlord as may be required by Tenant for the purpose of bringing electricity, gas, water, telephone, and any and all other utilities to the Premises. 4) the right to park vehicles on or about the Premises, the lands immediately adjacent thereto during periods of construction, site inspection, and at times of necessary repair work and 5) the right to run guy spires from the tower to be constructed on the Premises on, over, across, and through the adjoining lands of Landlord to such points on said lands as shall be necessary for the proper support of the aforementioned tower, including at such points the right to install anchors of such size and material as shall be necessary to secure the aforementioned guy wires.

          2. Use. The Premises may be used by Tenant for the transmission and reception of radio communication signals in any and all frequencies, for the construction and maintenance of related facilities, towers, antennas, or buildings and for related activities. Landlord agrees to cooperate with Tenant in obtaining, at Tenant's expense, all licenses and permits required for Tenant's use of the Premises ("the Governmental Approvals") and to allow Tenant to perform surveys, soils testing and other engineering procedures on, over and under the Property necessary to determine that Tenant's use of the Property will be compatible with Tenant's engineering specifications, system design, and Governmental Approvals. If after testing Tenant does not lease the Premises, it will repair the grounds relative to the testing.

          3. Term. The term of this Lease shall be five years, commencing upon the sooner or (a) written notification by Tenant to Landlord of Tenant's receipt of all Governmental Approvals, or (b) June 1, 1990 (the "Commencement Date") and terminating at Midnight on the last day of the month in which the fifth anniversary of the Commencement Date shall have occurred. Tenant shall have the right to extend this Lease for five additional five-year terms ("Renewal Terms"). Each Renewal Term shall be on the same terms and conditions as set forth herein except that Rent shall be increased as of the first day of each Renewal Term (the "Adjustment Date") by fifteen percent (15%) of the rent currently in effect for the previous term. The annual rental for the first (1st) five (5) year extension term shall be increased to Four thousand eight hundred thirty Dollars ($4830); the second (2nd) five (5) year extension term shall be increased to Five thousand five hundred fifty-five Dollars ($5555); the third (3rd) five (5) year extension term shall be increased to Six thousand three hundred eighty-eight Dollars ($6388); the fourth (4th) five (5) year extension term shall be increased to Seven thousand three hundred forty-six Dollars ($7346); the fifth (5th) five (5) year extension term shall be increased to Eight thousand four hundred forty-eight Dollars ($8448). Each Renewal Term shall be on the same terms and conditions as set forth herein. This Lease shall automatically be renewed, or each successive renewal Term unless Tenant shall notify Landlord of Tenant's intention not to renew this Lease at lease ten (10) days prior to the expiration of the term or any Renewal Term.

          4.   Rent.

               a. Upon the Commencement Date, Tenant shall pay Landlord, as rent, the sum of Three hundred fifty Dollars ($350) per month ("Rent"). Rent shall be payable on the first day of each month in advance to Milan John Vanco and Alice C. Vanco at Landlord's address specified in Paragraph 14 below.

               b. If this Lease is terminated at a time other than on the last day of a month, Rent shall be prorated as of the date or termination, and, in the event of termination for any reason other than nonpayment of Rent, all prepaid Rents shall be refunded to Tenant.

          5. Interference. Landlord shall not use, nor shall Landlord permit its tenants, licensees, invitees or agents to use, any portion of the Landlord's properties in any way which interferes (Interference shall be













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
construed as any disruption or disturbance of Tenant's transmission of radio communication signals at any and all frequencies, construction, installation, maintenance, or operation of the antenna facilities) with the operations of Tenant. Such interference shall be deemed a material breach by Landlord, and Landlord shall have the responsibility to terminate said interference. In the event any such interference does not cease promptly, the parties acknowledge that continuing interference will cause irreparable injury to Tenant, and therefore Tenant shall have the right, in addition to any other rights that it may have at law or in equity, to bring action to enjoin such interference or terminate this Lease immediately upon notice to Landlord. Normal operation of Landlord's farm will not be construed as interference.

          6.   Improvements:  Utilities:  Access.

               a. Tenant shall have the right, at its expense, to erect and maintain on the Premises improvements, personal property and facilities, including without limitation an antenna tower and base, radio transmitting and receiving antennas, and an electronic equipment shelter (collectively the "Antenna Facilities"). The Antenna Facilities shall remain the exclusive property of Tenant, and Tenant shall have the right to remove the Antenna Facilities following any termination of this Lease.

               b. Tenant shall have the right to install utilities, at Tenant's expense, and to improve the present utilities on the Premises (including, but not limited to the installation of emergency power generators). Tenant shall have the right to permanently place utilities on (or to bring utilities across) the Property in order to service the Premises and the Antenna Facilities. Landlord shall execute an easement evidencing this right upon Tenant's request.

               c. Landlord represents and warrants to Tenant that Tenant shall enjoy ingress, egress, and access from an open and improved public road to the Premises adequate to service the Premises and the Antenna Facilities at all times during the term of this Lease or any renewal thereof at no additional charge to Tenant. To the degree such access is across the Property, Landlord shall execute an easement evidencing this right upon Tenant's request.

          7. Termination. Except as otherwise provided herein, this Lease may be terminated, without any penalty or further liability, on ninety (90) days' written notice as follows: (a) by either party upon a default of any covenant or term hereof by the other party, which default is not cured within sixty (60) days of receipt of written notice of default (without, however, limiting any other rights available to the parties pursuant to any other provisions hereof); (b) by Tenant if it is unable to obtain or maintain any license, permit or other Governmental Approval necessary to the construction and/or operation of the Antenna Facilities or Tenant's business; or (c) by Tenant if the Premises are or become unacceptable under Tenant's design or engineering specifications for its Antenna Facilities or the communications system to which the Antenna Facilities belong. Upon termination Tenant will return the Premises to its original condition - normal wear and tear and casualty accepted. Additionally, Tenant will not be responsible for any trees and shrubs or for the reduction of any foundation to a depth greater than one foot below grade.










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
          8. Taxes. Tenant shall pay any personal property taxes assessed on, or any portion of such taxes attributable to, the Antenna Facilities. Landlord shall pay when due all real property taxes and all other fees and assessments attributable to the Premises. However, Tenant shall pay, as additional Rent each year, any increase in real property taxes levied against the Premises which is directly attributable to Tenant's use of the Premises, and Landlord agrees to furnish proof of such increase to Tenant.

          9.   Insurance.

               a. Tenant will provide Comprehensive General Liability Insurance in an aggregate amount of $1,000,000, and name Landlord as an additional insured on the policy or policies. Tenant may satisfy this requirement by obtaining appropriate endorsement to any umbrella policy of liability insurance Tenant may maintain.

               b. Neither party shall be liable to the other (or to the other's successors or assigns) for any loss or damage caused by fire or any of the risks enumerated in a standard "All Risk" insurance policy.

          10. Destruction of Premises. If the Premises or the Antenna Facilities are destroyed or damaged so as, in Tenant's Judgment to hinder the effective use of the Antenna Facilities, Tenant may elect to terminate this Lease as of the date of the damage or destruction by so notifying Landlord not more than 45 days following the date of damage. In such event, all rights and obligations of the parties shall cease as of the date or the damage or destruction and Tenant shall be entitled to the reimbursement of any Rent prepaid by Tenant.

          11. Condemnation. If a condemning authority takes all of the Property, or a portion sufficient, in Tenant's determination, to render the Premises unsuitable for the use which Tenant was then making of the Premises, this Lease shall terminate as of the date the title vests in the condemning authority. The parties shall be entitled to share in the condemnation proceeds in proportion to the values of their respective interests in the Premises (which for Tenant shall include, where applicable, the value of its Antenna Facilities, moving expenses, prepaid rent, and business dislocation expenses). Sale of all or part of the Premises to a purchaser with the power of eminent domain in the face of the exercise of the power, shall be treated as a taking by condemnation.

          12. Hold Harmless. Tenant agrees to hold Landlord harmless from any and all claims arising from the installation, use, maintenance, repair or removal of Tenant's Antenna Facilities, except for claims arising from the negligence or intentional acts of Landlord, its agents or independent contractors.

          13. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if personally delivered or mailed, certified mail, return receipt requested, or sent by overnight carrier to the following addresses:













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
          If to Landlord, to: Milan John and Alice C. Vanco
                              12210 Silverthorn Road
                              Edinboro, Pennsylvania 16412

          If to Tenant, to:   Erie Cellular Telephone Company
                              2630 Liberty Avenue
                              Pittsburgh, Pennsylvania 15222
                              Attention:  William Zlotnick

          with a copy to:     Erie Cellular Telephone Company
                              4823 Peach Street
                              Erie, Pennsylvania 16509

          with a copy to:     McCaw Cellular Communications, Inc.
                              Legal Department
                              5400 Carillon Point
                              Kirkland, Washington 98033
                              Attention:___________________________

          14.  Title and Quiet Enjoyment

               a. Landlord warrants that (i) it has full right, power, and authority to execute this Lease; (ii) it has good and unencumbered title to the Premises free and clear of any liens or mortgages; and (iii) the Premises constitute a legal lot that may be leased without the need for any subdivision or platting approval. Landlord further warrants that Tenant shall have the quiet enjoyment of the Premises during the term of this Lease or any renewal thereof.

               b. Tenant has the right to obtain a title report or commitment for a leasehold title policy from a title insurance company of its choice. If, in the opinion of Tenant, such title report shows any defects of title or any liens or encumbrances which may adversely affect Tenant's use of the Premises or the Tower or Tenant's ability to obtain leasehold financing, Tenant shall have the right to terminate this Lease immediately upon written notice to Landlord.

               c. Tennant shall also have the right to have the Property surveyed, and, in the event that any defects are shown by the survey which, in the opinion of Tenant, may adversely affect Tenant's use of the Premises or the Tower or Tenant's ability to obtain leasehold financing, Tenant shall have the right to terminate this Lease immediately upon written notice to Landlord.

               d. Landlord represents and warrants to Tenant that hazardous substances have not been generated, stored or disposed of on the Premises nor have the same been transported to or over the Premises. "Hazardous substance" shall be interpreted broadly to mean any substance or material defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic or radioactive substance, or other similar term by any federal, state or local environmental law, regulation or rule presently in effect or promulgated













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
in the future, as such laws, regulations or rules may be amended from time to time; and it shall be interpreted to include, but not be limited to, any substance which after release into the environment will or may reasonably be anticipated to cause sickness, death or disease. Landlord will hold Tenant harmless from and indemnify Tenant against and from any damage, loss, expenses or liability resulting from any breach of this representation and warranty including all attorneys' fees and costs incurred as a result thereof.

          15. Assignment. Tenant may assign or sublet this Lease upon notice to Landlord any sublease that is entered into by Tenant shall be subject to the provisions of this Lease. Additionally, Tenant may, upon notice to Landlord, mortgage or grant a security interest in this Lease and the Antenna Facilities, and may assign this Lease and the Antenna Facilities to any such mortgagees or holders of security interests including their successors or assigns (hereinafter collectively referred to as "Mortgagees"). In such event, Landlord shall execute such consent to leasehold financing as may reasonably be required by Mortgagees. Landlord agrees to notify Tenant and Tenant's Mortgagees simultaneously of any default by Tenant and to give Mortgagees the same right to cure any default as Tenant except that the cure period for any Mortgagee shall not be less than ten (10) days after receipt of the default notice.

          16. Successors and Assigns. This Lease shall run with the Property described in Exhibit A. This Lease shall be binding upon and inure to the benefit of the parties, their respective successors, personal representatives and assigns.

          17. Waiver of Landlord's Lien. Landlord hereby waives any and all lien rights it may have, statutory or otherwise, concerning the Antenna Facilities or any portion thereof which shall be deemed personal property for the purposes of this Lease, regardless of whether or not same is deemed real or personal property under applicable laws, and Landlord gives Tenant the right to remove all or any portion of same from time to time in Tenant's sole discretion and without Landlord's consent.

          18.  Miscellaneous.

               a. In the event there is any litigation between the parties to the lease, the one who prevails will be entitled to reasonable attorneys' fees and court costs, etc.

               b. Each party agrees to furnish to the other, within ten (10) days after request, such truthful estoppel information as the other may reasonably request.

               c. This Lease constitutes the entire agreement and understanding of the parties, and supersedes all offers, negotiations and other agreements. There are no representations or understanding of any kind not set forth herein. Any amendments to this Lease must be in writing and executed by both parties.

               d. Landlord agrees to cooperate with Tenant in executing any documents (including a Memorandum of Lease) necessary to protect Tenant's rights hereunder or Tenant's use of the Premises.











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
               e. This Lease shall be construed in accordance with the laws of the Commonwealth of Pennsylvania. state in which the Property is located.

               f. If any term of this Lease is found to be void or invalid, such invalidity shall not affect the remaining terms of this Lease, which shall continue in full force and effect.

          DATED as of the date first set forth above.



LANDLORD:                     MILAN JOHN VANCO AND ALICE C. VANCO

                              /s/ MILAN JOHN VANCO
                              -----------------------------------
                              Milan John Vanco


                              /s/ ALICE C. VANCO
                              -----------------------------------
                              Alice C. Vanco


TENANT:                       ERIE CELLULAR TELEPHONE COMPANY
                              A Pennsylvania General Partnership


                              /s/ WILLIAM ZLOTNICK
                              ------------------------------------
                              By William Zlotnick
                              Its General Manager




































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
COMMONWEALTH OF Pennsylvania  )
                              ) ss:
County of Erie                )

          On this 29 day of March, 1990, before me, a Notary Public in and for the Commonwealth of Pennsylvania, personally appeared Milan John Vanco and Alice C. Vanco, known to me to be the individuals of who executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said individuals for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

          WITNESS my hand and the official seal affixed the day and year first above written.



                              /s/ RALPH W. MYERS
                              ----------------------------------
                              NOTARY PUBLIC in and for the
                              Commonwealth of Pennsylvania
                              My commission expires_____________

                                   NOTARIAL SEAL
                              Ralph W. Myers, Notary Public
                              Edinboro, Erie Co., Pa.
                              My Commission Expires Jan. 17, 1994

COMMONWEALTH OF Pennsylvania  )
                              ) ss:
County of Allegheny           )

          On this 2nd day of April, 1990, before me, a Notary Public in and for the Commonwealth of Pennsylvania, personally appeared William Zlotnick, known to me to be the General Manager of Erie Cellular Telephone Company, the Pennsylvania Partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said General Manager for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

          WITNESS my hand and the official seal affixed the day and year first above written.

                              /s/ RICHARD H. HALL
                              ----------------------------------
                              NOTARY PUBLIC in and for the
                              Commonwealth of Pennsylvania
                              My commission expires Dec 20, 1993

                                           NOTARIAL SEAL
                                   Richard H. Hall, Notary Public
                                   Plum Borough, Allegheny County
                                 My Commission Expires Dec. 20, 1993
                              Member, Pennsylvania Association of Notaries








































                                     - 8A -

                                   EXHIBIT A

                               LEGAL DESCRIPTION

               to the Site Lease Agreement dated March 29, 1990
           between Milan Cohn Vanco and Alice C. Vanco, as Landlord,
                and Erie Cellular Telephone Company, as Tenant


               Legal description will be substituted with legal description from deed - referenced as Index #45-19-40-1

                                   EXHIBIT B


          to the Site Lease Agreement dated     March 29      , 1990
           between Milan John Vanco and Alice C. Vanco, as Landlord,
                and Erie Cellular Telephone Company, as Tenant

          The location of the Premises within the Property is more particularly described or depicted as follows:


                        [SITE LOCATION MAP OF PREMISES
                           AT 12210 SILVERTHORN RD.,
                            EDINBORO, PENNSYLVANIA]

                              After recording please return to:

                              McCaw Cellular Communications, Inc.
                              5400 Carillon Point
                              Kirkland, Washington 98033
                              Attn:_______________________________

                          MEMORANDUM OF LEASE BETWEEN
             Milan John Vanco and Alice C. Vance ("LANDLORD") AND
                  Erie Cellular Telephone Company ("TENANT")

     A Lease between Milan John Vance and Alice C. Vanco ("Landlord") and Erie Cellular Telephone Company ("Tenant") was made regarding the following premises:

                            12210 Silverthorn Road
                            Edinboro, Pennsylvania


                       See Attached Exhibit A (Property)
                           and Exhibit 3 (Premises)

The date of execution of the Lease was March 29, 1990.
Subject Lease is for a term of ____ years and shall commence on the ____ day of ________________, 19__, and shall terminate on the _______ day __________
__________, 19__.

     IN WITNESS WHEREOF, the parties hereto have respectively executed this memorandum this 2 day of April, 1990.

                              /s/ WILLIAM ZLOTNICK
                              -----------------------------------
                              By William Zlotnick
                              Its General Manager

/s/ DAVID B. WILEY
CLERK OF RECORDS              /s/ MILAN JOHN VANCO
ERIE, CO. PA                  ------------------------------------
                              Milan John Vanco

                              /s/ ALICE C. VANCO
                              ------------------------------------
                              Alice C. Vanco

COMMONWEALTH OF Pennsylvania  )
                              ) ss:
County or Erie                )

          On this 29 day of March, 1990, before me, a Notary Public in and for the Commonwealth of Pennsylvania, personally appeared Milan John Vanco and Alice C. Vanco, known to me to be the individuals of who executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said individuals for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

          WITNESS my hand and the official seal affixed the day and year first above written.

                              /s/ RALPH W. MYERS
                              ----------------------------------
                              NOTARY PUBLIC in and for the
                              Commonwealth of Pennsylvania
                              My commission expires ____________

                                         NOTARIAL SEAL
                                 Ralph W. Myers, Notary Public
                                     Edinboro, Erie Co., Pa.
                              My Commission Expires Jan. 17, 1994

COMMONWEALTH OF Pennsylvania  )
                              )  ss:
County of Erie                )

          On this 29 day of March, 1990, before me, a Notary Public in and for the Commonwealth of Pennsylvania, personally appeared William Zlotnick, known to me to be the General Manager of Erie Cellular Telephone Company, the Pennsylvania Partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said General Manager for the uses and purposes therein mentioned, and on oath, stated that he was authorized to execute said instrument.

          WITNESS my hand and the official seal affixed the day and year first above written.
                              /s/ RALPH W. MYERS
                              ----------------------------------
                              NOTARY PUBLIC in and for the
                              Commonwealth of Pennsylvania
                              My commission expires ____________

                                        NOTARIAL SEAL
                                 Ralph W. Myers, Notary Public
                                    Edinboro, Erie Co., Pa.
                              My Commission Expires Jan. 17, 1994

COMMONWEALTH OF Pennsylvania  )
                              ) ss:
County of Allegheny           )

          On this 2nd day of April, 1990, before me, a Notary Public in and for the Commonwealth of Pennsylvania, personally appeared William Zlotnick, known to me to be the General Manager of Erie Cellular Telephone Company, the Pennsylvania Partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said General Manager for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

          WITNESS my hand and the official seal affixed the day and year first above written.

                              /s/ RICHARD H. HALL
                              ----------------------------------
                              NOTARY PUBLIC in and for the
                              Commonwealth of Pennsylvania
                              My commission expires Dec 20, 1993

                                              NOTARIAL SEAL
                                     Richard H. Hall, Notary Public
                                     Plum Borough, Allegheny County
                                  My Commission Expires Dec. 20, 1993
                              Member, Pennsylvania Association of Notaries

                                   EXHIBIT A

                               LEGAL DESCRIPTION


               to the Site Lease Agreement dated March 29, 1990
           between Milan John Vanco and Alice C. Vanco, as Landlord,
                and Erie Cellular Telephone Company, as Tenant


               Legal description will be substituted with legal description from deed - referenced as Index #45-19-40-1

                                   EXHIBIT B


          to the Site Lease Agreement dated     March 29      , 1990
           between Milan John Vanco and Alice C. Vanco, as Landlord,
                and Erie Cellular Telephone Company, as Tenant

          The location of the Premises within the Property is more particularly described or depicted as follows:


                        [SITE LOCATION MAP OF PREMISES
                           AT 12210 SILVERTHORN RD.,
                            EDINBORO, PENNSYLVANIA]